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                                                                    EXHIBIT 23.7

                         CONSENT OF ERIC F. SCHEUERMANN

    I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of PCA International, Inc. to my name as a person about to become a director of PCA International, Inc.


                                                 /s/ ERIC F. SCHEUERMANN

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                                                   ERIC F. SCHEUERMANN


July 23, 1998